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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: MARCH 10, 1997

                          CAPSTONE CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

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
         1-11345                       631-115479
  Commission File Number  (I.R.S. Employer Identification No.)
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                       1000 URBAN CENTER DRIVE, SUITE 630
                           BIRMINGHAM, ALABAMA 35242
               (Address of Principal Executive Offices/Zip Code)

                                 (205) 967-2092
                        (Registrant's Telephone Number)

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ITEM 5.  OTHER EVENTS

     In connection with the Company's Registration Statement on Form S-3 (File 33-97926) effective December 6, 1995, and the related Prospectus Supplement, dated March 10, 1997, the Company has entered into an Underwriting Agreement with Smith Barney Inc. and NatWest Securities Limited (together, the "Underwriters") for an offering of $65,000,000 aggregate principal amount of 6.55% Convertible Subordinated Debentures due 2002 (the "Convertible Debentures") plus an additional $9,750,000 aggregate principal amount of Convertible Debentures upon exercise by the Underwriters of the over-allotment option granted therein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

     None.

     (b) Pro Forma Financial Information.

     None.

     (c) Exhibits.

     1 Underwriting Agreement.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: March 27, 1997

                                          CAPSTONE CAPITAL CORPORATION

                                          By:    /s/  JOHN W. McROBERTS

                                          --------------------------------------
                                                    John W. McRoberts
                                          President and Chief Executive Officer

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                                 EXHIBIT INDEX

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DOCUMENT                                                                      NO.
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
  1.1      --   Underwriting Agreement......................................
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